Exhibit 99.1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $0.001 par value per share of Hanmi Financial Corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby executed this Agreement this 14th day of September, 2009.

                                     LEADING INVESTMENT & SECURITIES CO., LTD.


                                     /s/ Cheul Park
                                     -------------------------------------------
                                     Cheul Park
                                     Chairman and Chief Executive Officer

                                     IWL PARTNERS LLC


                                     /s/ Dae Hyuk Park
                                     -------------------------------------------
                                     Dae Hyuk Park
                                     Vice Chairman and Chief Executive Officer

                                     VALUE F2, LLC


                                     /s/ Dae Hyuk Park
                                     -------------------------------------------
                                     Dae Hyuk Park
                                     Representative Director

                                     LEADING VALUE FUND
                                     by IWL Partners LLC in its capacity as
                                     the General Partner


                                     /s/ Dae Hyuk Park
                                     -------------------------------------------
                                     Dae Hyuk Park
                                     Vice Chairman and Chief Executive Officer
                                     of IWL Partners LLC


                                     /s/ Dae Hyuk Park
                                     -------------------------------------------
                                     Dae Hyuk Park